SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)      April 23, 1997
                                                         (April 8, 1997)
                                                          --------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                  1-14162               94-3211970
      ----------------            ----------            -------------
      (State or other            (Commission            (IRS Employer
      jurisdiction of            File Number)            I.D. Number)
      incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
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                    (Address of principal executive offices)

Registrant's Telephone number, including area code:(415) 343-9300
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 8, 1997, the Company's Operating Partnership acquired a portfolio of three properties, aggregating approximately 282,000 square feet (the "Lennar Properties") from Lennar Metro VA-IV, L.P. and ADIB Holdings, L.L.C. and Lennar Central MA Q.A. Limited Partnership. The total acquisition cost, including capitalized costs, was approximately $23,151,000, which was paid in cash from the proceeds of the March 1997 Stock Offering. The Lennar Properties consist of an office building located in Alexandria, Virginia, an R&D building located in Weymouth, Massachusetts and an industrial building located in Milford, Massachusetts.

On April 14, 1997, the Company's Operating Partnership acquired a 15-story office building located in Bloomington, Minnesota (the "Riverview Property") from Appletree, Ltd. The total acquisition cost, including capitalized costs, was approximately $20,521,000, which was paid in cash from the proceeds of the March 1997 Stock Offering.

There is no relationship between any of the sellers listed above and the Company, the Company's Operating Partnership or any affiliated entities of the Company.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)&(b)   FINANCIAL STATEMENTS

                   As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by Item 7 (a) & (b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, the Company will by amendment to this Form 8-K no later than 60 days after April 23, 1997, file such financial statements.


         (c)       EXHIBITS

                   Purchase agreements related to the acquisition of the Lennar Properties (*

                   Purchase   agreement   related  to  the  acquisition  of  the
                   Riverview Property (*)

                   Amended and Restated Agreement of Limited Partnership of Glenborough Properties, L.P. (*)

   (*) To be filed with amendment to this Form 8-K not later than 60 days after the date on which this Current Report on Form 8-K is filed herewith.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED



                                    By: Glenborough Realty Trust Incorporated,




Date: April 23, 1997                    /s/ Andrew Batinovich
                                        ---------------------
                                        Andrew Batinovich
                                        Director, Executive Vice President,
                                        Chief Operating Officer
                                        and Chief Financial Officer
                                        (Principal Financial Officer)



Date: April 23, 1997                    /s/ Terri Garnick
                                        -----------------
                                        Terri Garnick
                                        Senior Vice President,
                                        Chief Accounting Officer,
                                        Treasurer
                                        (Principal Accounting Officer)










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